 < DIV align="right" style="font-size: 10pt; margin-top: 6pt">Exhibit 99.2

Acquisition of Enodis plc May 8, 2008 Illinois Tool Works Inc.

Company Participants David Speer, Chairman & Chief Executive Officer Ron Kropp, Chief Financial Officer John Brooklier, Vice President, Investor Relations

This presentation includes "forward-looking statements" intended to qualify for the safe harbor from liability under the Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations of the management of ITW and are subject to uncertainty and changes in circumstances. The forward-looking statements contained herein include statements about the expected effects on ITW of the proposed acquisition of Enodis, the expected timing and conditions precedent relating to the proposed acquisition of Enodis, anticipated earnings enhancements and other strategic options and all other statements in this presentation other than statements of historical fact. Forward-looking statements include, without limitation, statements typically containing words such as "intends", "expects", "anticipates", "targets", "estimates" and words of similar import. By their nature, forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. These factors include, but are not limited to, unanticipated issues associated with the satisfaction of the conditions precedent to the proposed acquisition; issues associated with obtaining necessary regulatory approvals and the terms and conditions of such approvals; the inability to integrate successfully Enodis within ITW; and changes in anticipated costs related to the acquisition of Enodis. Additional factors that could cause actual results and developments to differ materially include, among others, unanticipated changes in revenue, margins, costs, and capital expenditures; issues associated with new product introductions; foreign currency fluctuations; increased raw material prices; unexpected issues associated with the availability of local suppliers and skilled labor; the risks associated with growth; geographic factors and political and economic risks; actions of ITW competitors; changes in economic or industry conditions generally or in the markets served by ITW and Enodis; the state of financial and credit markets; unanticipated issues associated with refresh/renovation plans by national restaurant accounts; efficiencies and capacity utilization of facilities; issues related to new facilities and expansion of existing facilities; work stoppages, labor negotiations, and labor rates; government approval and funding of projects; the ability of customers to receive financing; and the ability to complete and appropriately integrate restructurings, consolidations, acquisitions, divestitures, strategic alliances, and joint ventures. Information on the potential factors that could affect ITW is also included in its filings with the Securities and Exchange Commission, including, but not limited to, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2008. ITW undertakes no obligation to update or revise forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements only speak as of the date on which they are made. Safe Harbor Statement

This presentation does not constitute an offer to sell or an invitation to purchase any securities or the solicitation of an offer for or to buy any securities, pursuant to the proposed acquisition described herein or otherwise. Full details of the acquisition, which will be implemented by means of a UK scheme of arrangement under the Companies Act 2006 of England & Wales, will be contained in the scheme document that will be circulated to Enodis shareholders. Copies of this presentation and any documentation relating to the acquisition must not be, directly or indirectly, mailed or otherwise forwarded, distributed or sent in or into or from any other jurisdiction where to do so would be unlawful. The directors of ITW and FNI Limited ("FNI") accept responsibility for the information contained in this presentation, except that the only responsibility accepted by them in respect of the information contained in this presentation relating to Enodis is to ensure that such information has been correctly and fairly reproduced and presented. Subject as aforesaid, to the best of the knowledge and belief of the directors of ITW and FNI (who have taken all reasonable care to ensure that such is the case), the information contained in this document for which they are responsible is in accordance with the facts and does not omit anything likely to affect the import of such information. This document has not been issued or approved for issue as a financial promotion (as defined in the Financial Services & Markets Act 2000 ("FSMA")) by an authorized person, since it is exempt from the general restriction, in section 21 of FSMA, on the communication of invitations or inducements to engage in investment activity on the grounds that it is being directed only at persons who either: (a) are existing members of ITW as specified in article 43 of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the "Order"); (b) have professional experience in matters relating to investments and who are investment professionals as specified in article 19 of the Order; (c) are employees of ITW as specified in article 60 of the Order and who may invest in Cub's shares as part of an employee share scheme; (d) are either certified high net worth individuals as specified in article 48 of the Order or are high net worth companies or unincorporated associations or any other body as specified in article 49 of the Order; or (e) are sophisticated investors as specified in article 50 of the Order or self-certified sophisticated investors as specified in article 50A of the Order (each an "Exempt Person"). If you are not an Exempt Person who falls within any of the above categories, you should not take any action upon this document. Reliance on it may expose the investor to a significant risk of losing all property or other assets invested. In making any decision regarding any investment in or sale of shares of ITW or otherwise, Exempt Persons must rely on their own examination of ITW and of Enodis and the contents of this document, including the possible merits and risks involved. No representation or warranty, express or implied, is made in relation to whether Exempt Persons should or should not take any action in respect of ITW or Enodis. Responsibility Statement

Transaction Overview Purchase Price & Consideration $2.3 billion transaction value including FYE 9/29/07 net debt 280p cash per Enodis share, with an additional 2 pence interim dividend 98% premium to the last Business Day prior to the commencement of the offer period1 56% premium to the average closing price for the twelve months before the last Business Day prior to the commencement of the offer period2 9% premium to the Manitowoc offer on April 14, 20083 100% cash consideration Financing completed Pro Forma Impact Expected to be accretive to EPS (fully diluted) in first full year of combined operations, excluding non-recurring acquisition accounting expenses Significant operational improvements expected through 80/20 toolbox Expected to maintain strong investment grade credit rating Pro Forma December 2007 total debt to capitalization expected in the mid-30's Key Conditions Standard regulatory and government approvals Structured as a Scheme of Arrangement Enodis shareholder approval (75% in value issued shares, >50% by number) Expected Timing Not expected to have material regulatory issues Expected closing in August 2008 Notes: 1 Last Business Day prior to the commencement of the offer period of 141.5p as of April 8, 2008 2 Average closing price for the twelve months before the last Business Day prior to the commencement of the offer period of 179.6p 3 Manitowoc offer on April 14, 2008 of 258.0p

Enodis: A Highly Attractive Investment Case Global Leader in Food Equipment Industry Leading global food service equipment player Strong presence in North American food service equipment sector Attractive Industry Growth Growth driven by attractive long-term world wide trends in the fast food area Healthy menu diversification Consumer eating out habits Increasing hygiene standards Energy efficiency High replacement demand Customers' new store growth Complete Product Range and Strong Brands Complementary food service equipment portfolio Leading brands include Frymaster, Scotsman, Garland, Delfield, Convotherm, Lincoln, Ice-o-matic and many others Technology Leadership Focus on innovation with dedicated global technology center Key feature to protect high end position and brand image Latest developments include enerlogic and accelerated cooking technology Diversified Global Customer Base Customer base includes some of the world's leading fast food restaurant chains, hotels, caterers, supermarket chains and convenience stores including: McDonald's, Yum!, Brinker, Walmart and Tesco

Enodis is a Premier Global Food Service Equipment Provider Company Overview 2007 Sales Breakdown (£804 million total) By segment By geography Source: Enodis Annual Report 2007 Headquartered in London and founded in 1910 Operating segments in North America and Europe / Asia: Commercial Food Service Equipment (81% of sales) Food Retail Equipment (19% of sales) Owns many of the strongest brands in the sector 30 manufacturing facilities Distribution operations serving 120 countries

Walk-in cold storage and refrigeration display cases to supermarkets in North America Business Segment Overview Enodis offers strong product and brand portfolio around the world Cooking equipment Fryers, combi-ovens, conveyor ovens, ranges, storage, preparation and holding Ice and dispensing equipment to restaurants and other customers Reach-in and under-the-counter refrigeration / prep equipment Source: Enodis Annual Report 2007 Note: 1 Operating Profit before amortization of acquisition intangibles and exceptional items Cooking equipment Cook/chill systems, combi- ovens, ranges, fryers and warming & holding Ice and beverage preparation equipment to restaurants and other customers Food Service Equipment North America Food Service Equipment Europe/Asia Food Retail Equipment 2007 Sales Growth 2007 Sales Growth 2007 Sales Growth Products Financials1 Key Brands

Unique Breadth of Portfolio and Customer Relationships Comprehensive product range Key Products Key Customers Key customers are leading global food & retail brands Electric Convection Oven FASTBake Impingers Versa Drawer Gas Fryer Fusion Toaster Mini Combi Holding Cabinet Prodigy Ice Machine

Strong Growth and Profitability Improvement Strong sales growth of CAGR 10% in the last five years Enodis Sales (US$mm)1 Enodis Outlook Notes: Source: Enodis Annual Reports; Converted at historical average exchange rates from the Enodis Annual Report 2007 Before amortization of acquisition intangibles and exceptional items Sales growth expected to remain strong Long-term US outlook remains positive especially in the fast food segment Food retail equipment growth driven by supermarket chain investment (e.g. Walmart) International expansion of key accounts and local market penetration Replacement cycle of installed equipment base Historical operating margin improvement to 9.7% of sales in 2007 Further potential upside from Benefits of revenue expansion Value added products and services Continued improvements in plant efficiency Enodis Operating Earnings (US$mm)1,2 CAGR 10% CAGR 12%

Segment Overview 2007 Sales Breakdown ($1.9 billion total) By end users By geography Illinois Tool Works - Food Equipment Overview Designer and manufacturer of commercial food equipment for food institutional / restaurant, food retail and related service 52 businesses in 23 countries, representing $1.9 billion of 2007 sales (~12% of total) Products include Warewashing equipment Cooking and food processing equipment Refrigeration equipment Ventilation and pollution control systems Selected Brands Source: ITW 2007 Annual Report and management information

Diverse Portfolio with Blue-Chip Customer Relationships Key Products Key Customers Front Loading Glasswasher Retail Scales Slicer Even-Thaw Refrigerators Mixer Dishwashing Machine Institutional Restaurant (Full Menu) Retail

80 / 20 1 Proven Track Record of Successful Integration and Growth Since Inception Segment Operating Profit Margin History Since ITW acquired Premark in November 1999, the Company has significantly improved its Food Equipment segment's profitability and efficiency Segment margins have nearly doubled in the eight years since the acquisition due to 80/20 activities Source: Company filings and management information Note: 1 Includes the dilutive impact of 2006 and 2007 acquisitions

The Combined Illinois Tool Works and Enodis Adds new product categories not presently part of current ITW Food Equipment portfolio: Ice machines Beverage dispensing Advanced frying systems and accelerated cooking technology platforms Cold rooms and refrigerated display cases Expands ITW Food Equipment's emphasis on large multi-unit chain operators...with focus on key fast food segment currently served by Enodis McDonalds KFC Taco Bell Enhances Enodis' service capabilities with established ITW Food Equipment service organization Significant operational improvements expected through 80/20 toolbox Combination of ITW Food Equipment and Enodis Creates Compelling Advantages

Highly Complementary Food Service Product Lines in Both Food Service and Food Retail Enodis ITW Warming & Cooking Ice & Beverage Dispense Preserve / Store Stage / Prep / Hold Merchandise / Display Retail Scales / Meat Wrapping Cleaning / Ventilation NA NA NA

Pro Forma Impact Expected to be accretive to EPS (fully diluted) in first full year of combined operations, excluding non- recurring acquisition accounting expenses Expected to maintain strong investment grade credit rating Pro Forma December 2007 total debt to capitalization expected in the mid-30's

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